Agenda 11:00 11:15 11:30 11:50 12:00 12:30 12:45 1:15 1:25 2:10 2:20 2:50 3:00 Manny Medina, Company Overview Marvin Wheeler, U.S. Operations Overview and Initiatives Nelson Fonseca, Federal Group Overview and Initiatives Q&A Lunch Simon West, Marketing Overview and Initiatives Barry Field, Commercial Sales Overview and Initiatives Q&A Randy Rowland, Product Development Overview and Initiatives Christopher Day, Security Services Case Study Tom Mays, Disaster Recovery Case Study Q&A Jose Segrera, Financial Overview and Initiatives Q&A Conclusion

Safe Harbor Clause The following statement is made pursuant to the Safe Harbor for forward-looking statements described in the Private Securities Litigation Reform Act of 1995. In these communications, we may make certain statements that are forward-looking, such as statements regarding Terremark's future results and plans, and anticipated trends in the industry and economies in which Terremark operates. These forward-looking statements are the Company's expectations on the day of the initial broadcast of the February 29, 2008 Investor Day, and the Company will make no efforts to update these expectations based on subsequent events or knowledge. These forward-looking statements are based on Terremark's current expectations and are subject to a number of risks, uncertainties, and assumptions, including that our revenue may differ from that projected; that we may be further impacted by slowdowns, postponements, or cancellations in our clients' businesses, or deterioration in our clients financial condition; that our targeted service markets may not expand as we expect; that we may experience delays in the awarding of customer contracts; that our reserves and allowances may be inadequate, or the carrying value of our assets may be impaired; that we may experience increased costs associated with realigning our business, or may be unsuccessful in those efforts and any of the other risks in our Annual Report on Form 10K. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from the results expressed or implied in any forward-looking statements made by the Company in these communications. These and other risks, uncertainties, and assumptions are detailed in documents filed by the Company with the Securities and Exchange Commission. Terremark does not undertake any obligation to revise these forward-looking statements to reflect future events or circumstances.

Company Overview Manny Medina, Chairman & CEO

5 Sustainability Today's Key Take-Aways Uniquely differentiated business model World-class technology platform, people & facilities Successful execution that leverages market advantages Visibility Predictability

Uniquely Differentiated Business Model Top-tier, carrier-neutral datacenters Utility-enabled technology platform Suite of premium managed services Strong management team to execute the model Strong , differentiated offering

Competitive Landscape Additional Differentiators: SCIF Certified Fiber and Satellite Connectivity Secure Network Operations Center (NOC)

8 World-Class Facilities Massive connectivity in carrier-neutral environment Access to > 160 carriers Drives lower Total Cost of Ownership (TCO) Strategic global footprint Southeast US - Miami Northeast US - Culpeper West US - Silicon Valley Europe, Latin America Purpose-built to meet today's and future power needs Fully funded measured expansion

Proprietary Technology digitalOps(r) service delivery platform Drives lower TCO Enables faster deployment Generates revenue sooner Infinistructure(tm) utility computing platform Technology neutral

10 Proven Economics Technology drives differentiation Carrier neutrality Predictable recurring revenue and EBITDA Strong growth from new and existing customers Improving margins and flow-through FY06A FY07A FY08P FY09P Revenue 62.5 101 187.5 252.5 EBITDA 0.6 16.3 39 56.5 59% Revenue CAGR 355% EBITDA CAGR

Current Economic Environment Very strong bookings from both new and existing customers Pipeline visibility strong on both managed services and colocation Lower TCO message resonates with customers Infinistructure provides agile, cost- effective computing infrastructure Example: Broadlane experienced a 50% reduction in per-server costs (approx. 20% savings of overall IT budget) "Datacenters are the most insulated enterprise spending category in the event of a potential economic downturn." GOLDMAN SACHS, JANUARY 2008 "By 2011, early technology adopters will forgo capital expenditures and instead purchase 40 per cent of their IT infrastructure as a service." GARTNER, JANUARY 2008

Strong Industry Growth Trends Source: Gartner Dataquest Insight: Web Hosting, North America, 2005-2011 (November 2007) $US in millions

US Commercial Overview Marvin Wheeler, President, US Commercial Business Unit

Strategic Priorities 14 Revenue Generation Focus on target segments Leverage the channel Increase sales districts Enhance account management Operational Efficiencies Technology Platform Site expansion Improve deployment timeframes Automate operations through digitalOps Invest in training Proprietary tools are a competitive differentiator Target products to key market segments Leverage vendor relationships

15 Strategic Expansion- NAP of the Capital Region Located in Culpeper, VA - 60 miles from Washington, D.C. Outside of blast zone Potential of five, 50,000 sq. ft. pods First pod operational June 2008 Additional pods success based Cap Ex: $60 million for first pod Strong demand driven from federal and commercial customers

16 Strategic Expansion- NAP West Located in Santa Clara, CA Adjacent to current facility Strategically positions Terremark to service the Asian/Pacific Rim markets 50,000 sq. ft. Cap Ex: $60 million Break ground second half of FY2009

17 Strategic Expansion Primary or COOP sites for federal customers DR site for enterprise commercial customers Gateway to the world Access to >160 carriers Peering exchange and optical cross connect platform Gateway to Asia-Pacific West Coast tech, gaming clients Technology relationships Significant existing customer base Strategic location in middle of country

Terremark Federal Group Nelson Fonseca, Executive Vice President

19 TFG Clients Government Clients Systems Integrators

20 TFG Competitive Advantage Direct Government Contracts Established relationships with end users - not dependent on Systems Integrators for contracting Experience with FARs and government project management requirements Facility Connectivity Presence of key government networks at existing TMRK facilities Existing staff with active security clearances Provide 24x7 support to government clients Facility Clearance Secure communications infrastructure Simplifies contracting for sensitive projects THE BARRIER TO ENTRY IS 2 TO 3 YEARS TO DELIVER CLASSIFIED SERVICES

21 TFG Products and Services Mirrors core suite of products and services of commercial business Differentiator is the ability to deliver core services to meet government requirements and preferences Colocation and Hosting Services Expertise in the construction and management of secure colocation (DCID /9 standards) Support services from staff with security clearance Network Services Turn-key deployment and management of government networks Presence of key government networks at existing Terremark facilities Establishes connectivity at new Terremark facilities

22 TFG Growth Strategy Expansion of Civilian Agency market Promote GSA contract vehicle Hosting Services NAP of the Capital Region launch Production site for agencies in the Capital Region DR/COOP site Leverage Systems Integrators Focus on key integrators with reach in both DoD and Civilian Existing contract vehicles with approved funding - shorter sales cycle Strategic RFP participation Strategic customer, core product, strong relationship Successful on recent RFPs (Subcontractor to Northrop Grumman on CNTPO)

23 NAP of the Capital Region

24 NAP of the Capital Region Ideal Location Located outside of the "blast zone" Excellent access to power and connectivity Neighbors with the National Congressional Video Library and Swift Multiple potential clients in very close proximity Designed to meet federal security guidelines 150-foot building setbacks 8-foot earthen berm surrounds the entire campus Separate shipping and receiving Perfect complement to the NAP of the Americas Provides geographic diversity for both the primary and alternate DR / COOP sites to federal customers Complimentary power grid

Q&A

Sales & Marketing Simon West, Deputy Chief Marketing Officer Barry Field, Senior VP, US Commercial Sales

Marketing: Focus Areas Build and communicate a distinctive brand Brand identity and positioning Marketing assets and sales tools Brand awareness programs Industry analyst relations Drive qualified leads into the sales pipeline Search engine/online marketing Advertising Direct marketing Event marketing Ensure strategic alignment with key partners Sales Channels & Alliances Product Line Management Corporate Communications

Go-to-Market Strategy Focus brand development investment Single worldwide brand Build a "Lighthouse Identity" Limit secondary branding to technology platform Simple, "plain English" approach to service portfolio Easy to understand, acquire, extend Present holistic solution sets and a-la-carte services Talk about business value: Elevate the conversation IT as business enabler/driver vs. infrastructure/overhead Translate technical features into business benefits Target segments with relevant messaging Federal Enterprise verticals Interactive Entertainment Web 2.0 Software-as-a-Service

Website

Website Redesign New site launched Jan 2008 Integrated lead generation/tracking tools Leveraged best practice in design, taxonomy Search Engine Optimization (SEO) in progress Search Engine Marketing launched Unified international web presence Q1 FY09 Up 47% Up 68% Up 230% Dn 20%

FY2009 Initiatives Raise awareness National print advertising Online marketing/SEO Major industry events Strategic media outreach Build pipeline Identify and target market segments High-impact direct marketing Search engine marketing Build programs around all service lines Tools for sales team Systematic, best-practice approach to segmentation Evaluate / Instrument / Package / Measure Support NCR Launch Raise awareness Generate demand Help drive deals through pipeline

NCR Launch Print advertising Federal Computer Week Government Computer News Event marketing Federal shows Gartner shows Webinars Online marketing Google Adwords Industry-specific websites Email newsletters Direct mail campaigns Financial services Government Existing clients (disaster recovery)

Customers

Case Studies New worldwide corporate web presence Highly Managed Hosting on Infinistructure Leveraging MRS platform for global connectivity Website and complete back office digitalOps key to success Dedicated Infinistructure deployment Savings of >50% over previous provider

Case Studies China Dot Com US expansion - 120 million users Key relationship with IBM Games Group NAP of the Americas deployment Using MRS for optimal game performance Financial services for automotive loan market High-availability disaster recovery services Multi-NAP solution to ensure service for $4.9 bn portfolio of 15,000 dealer partners

Momentum Continues to Build # of sales reps unchanged Q1-Q3 2008

Sales Organization

FY2009 Initiatives to Fuel Growth Optimize sales processes Inbound qualifying (web, advertising) Selling (specific solution sets) Outbound business development Target Segments Sell into NCR Interactive Entertainment Web 2.0 SaaS Financial Services companies Carriers Disaster Recovery solutions Regional enterprises Upsell client base Disaster Recovery solutions Security Services A-la-carte managed services

Sales Outlook Robust pipeline New logos Existing customers expanding relationships "Solution Selling" approach addresses true customer needs Infinistructure provides compelling value proposition Align infrastructure costs to business needs Minimize Cap-Ex burden Agile, flexible computing platform Inside sales & new initiatives will fuel revenue growth Online chat sessions Targeted outbound calling Increase efficiencies of outside sales force

Q&A

Technology Platform Randy Rowland, Vice President, Product Development

World-Class Technology Platform

43 Infinistructure(tm) Utility Computing Platform Integrates best-in-class utility and virtualization technologies with enterprise-class server architecture True utility computing solution Processing Memory Storage Network Infinistructure benefits Higher availability Greater agility TomorrowProof(tm) Proven track record Over half of all managed servers sold in 2007 deployed on Infinistructure Miami, Dallas, California in production NCR & International in planning

44 digitalOps(r) Service Delivery Platform Enterprise systems management platform Task automation & workflow management System design & provisioning Monitoring/Alert management Change management Incident management Complete customer interface Robust, full-featured reporting system Performance metrics Custom reporting engine Monitoring/availability data Key benefits Accuracy Efficiency Consistency Transparency

Hosting Services Portfolio Colocation - datacenter & network services Infinicenter - self-service utility computing Managed Hosting - O/S & infrastructure management Highly Managed Hosting - custom application management

Infinicenter NAP + Infinistructure + digitalOps Extend the data center to include computing capacity Customer-Provisioned Infinistructure Purchase physical computing resources Processor & RAM Storage Network Clients can control their own environment without ever setting foot into a facility

Secure Information Services Christopher Day, Senior Vice President

Secure Information Services- Case Study Fortune 1000 customer engaged us to perform a comprehensive corporate vulnerability assessment with the objective of ascertaining the vulnerability of their stored customer credit card information Ultimately, we were successful in compromising not only their stored credit card information but also fully compromising their core mainframe application and other business-critical applications This assessment allowed them to strengthen their network and systems in advance of their recent purchase by larger organization Due to our success we closed a portfolio of security services valued at more than $1.2 million (3-year total contract value) consisting of managed security services ($17,000/month), professional services, and hardware/software Client has also informed us they will be putting much of their current outsourced/hosted infrastructure at another large IT infrastructure outsourcer out to bid and we are already a front runner due to our Infinistructure platform and our proven migration capabilities

Disaster Recovery Tom Mays, Senior Vice President

Data Storage, Availability and Disaster Recovery Experts in data storage systems, backup and recovery, high availability, IT disaster recovery, archiving and compliance solutions, and virtualization Design and implement almost all of the solutions we sell Our solutions are "Elegant in their simplicity" Regarded as thought leaders by many of the leading manufacturers of these technologies - gives us over-the-horizon access Customer base across enterprise many verticals and public sectors We see hundreds of datacenters, get to see what works and what doesn't in our diverse customer environments The knowledge and experience from working with customers on the outside will be internalized to develop managed services offerings

Case Study NYSE:PDX Pediatric clinical management for over 300 hospitals in 32 states, more than 4,000 employees nationwide Primary datacenter in Sunrise, FL. Hot site in Dallas, TX Every August for the past three years, they failover nationwide IT operations to their Dallas datacenter, then fail back to Sunrise the following week Currently moving toward VMware to make DR systems dual-use for test/dev/QA Consolidating over 100 server to 10 to reduce power, cooling and space Pediatrix is doing what all customers will be moving to over the next few years...

Case Study: Pediatrix Medical Group Replication Primary Site Sunrise, FL Secondary Site Dallas, TX Replication We have implemented nearly identical solutions for many customers, and it works the same regardless of distance...

Q&A

Financial Overview Jose Segrera, Chief Financial Officer

55 Quarterly recurring revenue up 97% over last twelve months Quarterly recurring EBITDA up 135% over last twelve months Disciplined capital investment program and expansion underpinned by customer demand Over 90% recurring revenue and average 3-year contracts Over past 8 quarters, approx. 70% of new bookings are from existing customers Less than or equal to 1% churn per quarter Q3 Recurring EBITDA flow-through exceeded 50% Financial Overview Strong organic growth Strong visibility Strong profitability growth Disciplined expansion

FY06A FY07A FY08P FY09P Revenue 62.5 101 187.5 252.5 EBITDA 0.6 16.3 39 56.5 Recurring EBITDA Flow-through(2) 53% 60% 43% Financial Growth (1) Guidance Midpoint (2) Proforma for Data Return acquisition $ in millions Note: EBITDA, as adjusted, is defined as income / loss from operations add depreciation, amortization and share-based payments, including share- settled liabilities. (1) (1)

Economics of the Business Strong Profitability Strong Return on Capital

Product Revenue Mix

Personnel Colocation Costs Utilities Bandwidth Licenses & Support Other Q308 0.375 0.123 0.117 0.115 0.05 0.208 Leverageable Operating Cost Structure Visible and controllable cost of sales structure Personnel Colocation Costs Utilities Very leverageable SG&A structure * * All other categories < 5%

60 It's About Gross Profit per Square Foot Current Virtualized Hosting Revenue 2213 15000 Gross Profit 1070 6750 Q108 Q208 Q308 Revenue 1706 2145 2213 Gross Profit 887 1007 1070 Recurring Annual Yield per Sq. Ft. >

Useable Sq.Ft. 383,900 533,900 Revenue CAGR ~30% EBITDA Flow-through 40% - 45% Growth Potential - Business Plan as Funded Today Annualized Q308 5 Year Potential > >

Capital Expenditure Requirements ($ in millions) New facilities fully utilized in 5 years ROI of ~36 months Target return on capital of 35% - 45% Fully funded for long term plans

Capitalization Shown at face value Includes capital leases

Fully Diluted Analysis ($ in millions)

Key Company Highlights Differentiated Business Model with Significant Customer Value Proposition and Sustainable Barriers-to-Entry Massive aggregation of connectivity Key proprietary technology - digitalOps/Infinistructure Unique federal government positioning Significant Growth Vectors Leveraging our Technology and Core Expertise Virtualization trends Web 2.0 Highly Predictable Revenue Model with Significant Flow-Through Margins Experienced Service Delivery Team with Proven Track Record

Q&A